Exhibit 10.78

Recording Requested By And When Recorded Mail To: U.S. Bank National Association 101 North First Avenue, Suite 1600 Phoenix, AZ 85003-1902 Attention: Commercial Banking

Space Above For Recorder’s Use

WASHINGTON STATE COUNTY AUDITOR’S/RECORDER’S INFORMATION (RCW 65.04):

GRANTOR:           RADER FARMS, INC. (“GRANTOR” and “LESSEE”)

GRANTEE:            U.S. BANK NATIONAL ASSOCIATION (“BENEFICIARY”)

ABBREVIATED
LEGAL DESCRIPTION:	Ptn. of Sections 1, 3, 4, 9, 10, 31, 33, Township 40 North, Range 3 East of W.M., Ptn. of Sections 6 and 31, Township 40 North, Range 4 East of W.M.

[SEE ATTACHED EXHIBIT A FOR FULL LEGAL DESCRIPTION]

ASSESSOR’S PROPERTY TAX PARCEL ACCOUNT NUMBER(S):

400406 235480 0000 and 400310 258263 0000 and 400309 466060 0000 and 400405 096537 0000 and 410333 205232 0000 and 400310 121045 0000 and 400309 475078 0000 and 400309 476112 0000 and 400310 024030 0000 and 400310 067020 0000 and 400406 198523 0000 and 410431 019031 0000 and 410431 019090 0000 and 400310 207022 0000 and 400309 490232 0000 and 410431 019156 0000 and 400310 038225 0000 and 400309 505035 0000 and 400310 105237 0000 and 400309 441228 0000 and 400303 449478 0000 and 400406 037482 0000 and 400309 305089 0000 and 400310 070169 0000 and 400301 235478 0000 and 400310 187087 0000 and 400310 070085 0000 and 400309 470490 0000 and 400301 363356 0000 and 400405 104471 0000 and 400406 250460 0000 and 400304 344458 0000 and 410431 086075 0000 and 400310 213195 0000 and 400304 209456 0000 and 400303 487407 0000 and 400309 395110 0000 and 400301 402485 0000

AMENDMENT TO LEASEHOLD DEED OF TRUST
WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT, AND
FIXTURE FILING AND MEMORANDUM OF MODIFICATION
(Washington)

This Document Serves as a Fixture Filing under the Washington Uniform Commercial Code.

Grantor’s Organizational Identification Number is:  DE-4351069.

This Amendment to Leasehold Deed of Trust with Assignment of Rents, Security Agreement, and Fixture Filing and Memorandum of Modification (the “Amendment”) is dated for reference purposes as of March 21, 2011, by and between RADER FARMS, INC., a Delaware corporation, as trustor (the “Grantor”), CHICAGO TITLE INSURANCE COMPANY, as trustee (the “Trustee”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as beneficiary and secured party (the “Beneficiary”).

Factual Background

A.            Beneficiary and INVENTURE FOODS, INC., a Delaware corporation f/k/a THE INVENTURE GROUP, INC. (the “Borrower”), are parties to that certain Loan Agreement (Revolving Line of Credit Loan and Term Loan) dated as of May 16, 2007 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “RLOC/Term Loan Agreement”).  The RLOC/Term Loan Agreement establishes (1) a revolving line of credit loan (“RLOC Loan”) to Borrower in the maximum principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the “RLOC Loan Maximum Committed Amount”), and (2) a term loan (“Term Loan”) to Borrower in the principal amount of Six Million and No/100 Dollars ($6,000,000.00) (the “Term Loan Amount”).  Bank also made a term loan (the “RE Loan”) to Borrower in the principal amount of Four Million and No/100 Dollars ($4,000,000.00) (the “RE Loan Amount”), pursuant to that certain Term Loan Agreement dated as of June 28, 2007 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “RE Loan Agreement”).  The RLOC Loan, the Term Loan, and the RE Loan are hereinafter collectively, referred to as the “Credit Facilities” or “Loans” as applicable, each, individually, a “Credit Facility,” or “Loan,” as applicable).  All capitalized terms used herein and not defined shall have the meanings set forth in the RLOC/Term Loan Documents and/or the RE Loan Documents, as applicable.

B.            The RLOC Loan is evidenced by a Promissory Note Secured by Deed of Trust (Revolving Line of Credit Loan) made payable to Bank in the RLOC Loan Maximum Committed Amount (as amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the “RLOC Loan Note”).  The Term Loan is evidenced by a Promissory Note Term Loan - Interim Draw Period Converting to Term (Term Loan - Interim Draw Period Converting to Term) made payable to Bank in the Term Loan Amount (as amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the “Term Loan Note”).  The RE Loan is evidenced by a Promissory Note Secured by Deed of Trust (Term Loan) made payable to Bank in the RE Loan Amount (as amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the “RE Loan Note”).  The RLOC Loan Note, the Term Loan Note, and the RE Loan Note, as amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, are hereinafter collectively, referred to as the “Notes,” each, individually, a “Note,” as applicable.

C.            The Notes are secured by, among other things, (i) that certain Business Security Agreement (Blanket - All Business Assets) dated as of May 16, 2007, covering all business assets of the Obligated Group (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Business Security Agreement”), (ii) that certain Leasehold Deed of Trust with Assignment of Rents, Security Agreement, and Fixture Filing (Washington) by RADER FARMS, INC., a Delaware corporation (“Rader”), as grantor, and CHICAGO TITLE INSURANCE COMPANY, as trustee, and Bank, as beneficiary and secured party dated as of June 28, 2007, and recorded July 2, 2007, as Recording Number 2070700138 in the Official Records of Whatcom County, Washington (the “Deed of Trust”) covering certain real and personal property, as therein described (all collectively, the “Property”).  The Property encumbered by the Deed of Trust includes, without limitation, Rader’s Lessee’s Rights under the Ground Lease.

D.            Grantor has requested that Beneficiary modify certain terms and conditions of the Loans, including but not limited to, increasing the amount of the RLOC Loan by Ten Million and No/100 Dollars ($10,000,000.00) and extending the Maturity Date of the Loan to July 31, 2014, upon the terms and conditions set forth in that certain Modification and Extension Agreement, dated of even date herewith, by and between Beneficiary and Grantor (the “Modification Agreement”).  Beneficiary, although under no obligation to do so, is willing to modify the Loans in accordance with the terms and conditions of the Modification Agreement, provided that the following amendments are made to the Deed of Trust.  All capitalized terms not defined herein shall have the meaning set forth in the Modification Agreement, or if not defined in the Modification Agreement, shall have the meaning set forth in the RLOC/Term Loan Agreement and/or the RE Loan Agreement, as applicable.

E.             Together with the execution hereof and pursuant to the terms of the Modification Agreement, Grantor has executed an Amended and Restated Promissory Note dated of even date herewith (the “Restated RLOC Loan Note”), made payable to Beneficiary in the stated principal amount of amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), which amends, restates, replaces, and supersedes the original RLOC Note.

F.             This Amendment, the Modification Agreement, the RLOC/Term Loan Agreement, the RE Loan Agreement, the Restated RLOC Loan Note, and the Deed of Trust (as amended hereby, together with all of their exhibits, and all other documents which evidence, guaranty, secure, or otherwise pertain to the Loans, as any or all of them may have been amended, modified, or restated from time to time, collectively constitute the “Loan Documents.”

Agreement

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Beneficiary agree as follows:

1.             Accuracy of Recitals/Reaffirmation.  Grantor acknowledges the accuracy of the Recitals, and reaffirms all of its obligations under the Deed of Trust and the Loans.  Except as specifically hereby amended, the Deed of Trust shall remain in full force and effect.  Grantor’s payment and performance obligations pursuant to the Deed of Trust and the Loan Documents executed in connection with the Loans, including all extensions, amendments, renewals or replacements thereof, shall continue to be secured by the security interests and liens arising out of the Loan Documents and the Deed of Trust.

2.             Modification of Loan.  The Loans and the Loan Documents, including the indebtedness secured by the Deed of Trust, have been modified by the Modification Agreement and related documents thereto.

3.             Modifications to Deed of Trust.  The Deed of Trust is hereby modified and amended as described below.  In the event of a conflict between the terms of the RLOC/Term Loan Documents or the RE Loan Documents, and the terms of this Amendment, this Amendment shall control:

3.1          Modification to Deed of Trust.  Section 1.2(a)(ii) of the Deed of Trust is amended and modified to read as follows:

“(ii)         Payment of all obligations at any time owing under that certain Promissory Note Secured By Deeds of Trust (Facility 1 - Revolving Line of Credit Loan) (the “Facility 1 Note”) dated as of March 21, 2011, payable by Borrower as maker to the order of Beneficiary in the stated principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00); and”

3.2          Restated RLOC Loan Note.  Concurrently with the execution of this Amendment, Borrower shall execute and deliver to Bank an amended and restated promissory note in a form acceptable to Bank in its sole and absolute discretion (the “Restated RLOC Loan Note”), which Restated RLOC Loan Note shall reflect the modifications set forth in this Modification Agreement and certain other modifications by operation of the Restated RLOC Loan Note, which shall control.  The Restated RLOC Loan Note amends, restates, and replaces the RLOC Loan Note, as such may have been amended or restated from time to time prior to the date of this Amendment, and any credit outstanding under thereunder shall be deemed to be outstanding under the Restated Note.  The stated amount of the Restated RLOC Loan Note is Twenty-Five Million and No/100 Dollars ($25,000,000).

4.             Miscellaneous.

4.1          Further Assurances.  At its sole cost and without expense to the Trustee or the Beneficiary, Grantor shall do, execute, acknowledge and deliver any and all such further acts, deeds, conveyances, notices, requests for notices, financing statements and/or continuation statements (if applicable), certificates, assignments, notices of assignments, agreements, instruments and further assurances as the Trustee or the Beneficiary shall from time to time require, for the better assuring, conveying, assigning, transferring confirming and perfecting unto the Trustee and the Beneficiary the property and rights conveyed or assigned by the Deed of Trust, as supplemented hereby, or which the Grantor may be or may hereafter become bound to convey or assign to the Trustee or Beneficiary, or for carrying out the intention or facilitating the performance of the terms of the Deed of Trust, as supplemented hereby.  Grantor shall, upon the execution and delivery of this Amendment and thereafter from time to time, cause this Amendment and each instrument of further assurance to be filed, registered, recorded, given, or delivered in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien of the Deed of Trust, as amended hereby, upon the Property, and the title of the Trustee and/or the Beneficiary to the Property, and/or leases, rents, income and profits.

4.2          Changes and Priority Over Intervening Liens.  As set forth in the Deed of Trust and Modification, this Amendment shall be and remain superior to the rights of the holder of any subordinate lien or encumbrance.

4.3          Governing Law.  This Amendment is governed by the laws of the State of Arizona, without regard to the choice of law rules of that state, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of Arizona are governed by the laws of such other jurisdiction.

4.4          Successors in Interest.  The terms, covenants, and conditions of this Amendment and the Deed of Trust, as modified hereby, shall be binding upon and inure to the benefit of the heirs, and permitted successors, and assigns of the parties.

4.5          Severability.  If any provision of this Amendment should be held unenforceable or void, that provision shall be deemed severable from the remaining provisions and shall in no way affect the validity of this Amendment or the Deed of Trust, except that if such provision relates to the payment of any monetary sum, then Beneficiary may, at its option, declare all Secured Obligations (as such term is defined in the Deed of Trust, as modified hereby) immediately due and payable.

4.6          Counterparts.  This Amendment and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts constitute but one and the same document.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, Grantor has executed this Amended Leasehold Deed of Trust the date first above written.

“GRANTOR”

RADER FARMS, INC., a Delaware corporation		Address for notices to Grantor:

Rader Farms, Inc.
By:	/s/ Steve Weinberger	c/o Inventure Foods, Inc.
	Steve Weinberger, Chief Financial Officer	5415 East High Street, Suite 350
Phoenix, AZ 85054
Attention: Steve Weinberger

STATE OF	)
) ss.
County of	)
)

On this                  day of                              , 2011, before me,                                           , a Notary Public in and for said State, personally appeared Steve Weinberger, as Chief Financial Officer of RADER FARMS, INC., a Delaware corporation, ☐ personally known or me or ☐ proved to me on basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal the day and year in this certificate first above written.

“BENEFICIARY”

U.S. BANK NATIONAL ASSOCIATION,		Address for notices to Beneficiary:
a national banking association
U.S. Bank National Association
101 North First Avenue, Suite 1600
By:	/s/ Timothy R. Coffey	Phoenix, AZ 85003
	Timothy R. Coffey, Vice President	Attention: Commercial Banking

STATE OF ARIZONA	)
) ss.
County of Maricopa	)
)

On this                  day of                              , 2011, before me,                                           , a Notary Public in and for said State, personally appeared Timothy R. Coffey, a Vice President of U.S. BANK NATIONAL ASSOCIATION, a national banking association, ☐ personally known or me or ☐ proved to me on basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal the day and year in this certificate first above written.

Exhibit A to AMENDMENT TO LEASEHOLD DEED OF TRUST WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT, AND FIXTURE FILING AND MEMORANDUM OF MODIFICATION (Washington) dated for reference purposes as of March 21, 2011,  by RADER FARMS, INC., a Delaware corporation, as “Grantor” to CHICAGO TITLE INSURANCE COMPANY, as “Trustee” for the benefit of U.S. BANK NATIONAL ASSOCIATION, a national banking association, as “Beneficiary.”

Description of Property

PARCEL A:

The North half of the West half of the East half of the Northwest quarter (also known as Government Lot 3) of Section 6, Township 40 North, Range 4 East of W.M.; Except the North 420 feet of the East 332 feet thereof and except right of way for Halverstick Road tying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL B:

The West three-fourths of Government Lot 2 in Section 6, Township 40 North, Range 4 East of W.M., excepting a strip 16 feet wide along the West side thereof for road, and except right of way for Halverstick Road No. 257, lying along the North line thereof.  Also, the East half of the Northeast quarter of the Northwest quarter (also known as Government Lot 3) of Section 6, Township 40 North, Range 4 East of W.M.; (East half of Government Lot 3).  Except right of way for Halverstick Road No. 257, lying along the North line thereof;

Also, except that portion of the East half of the Northeast quarter of the Northwest quarter (also known as Government Lot 3) described as follows:

Beginning at the Northwest corner of the East half of the Northeast quarter of the Northwest quarter (also known as Government Lot 3); thence East 600 feet; thence South 363 feet; thence West 600 feet; thence North 363 feet to the point of beginning; Less road.

Except also a tract of land within Government Lot 2, also known as the Northwest quarter of the Northeast quarter of Section 6, Township 40 North, Range 4 East of W.M., said tract being more particularly described as follows:

Commencing at the Northwest corner of said Government Lot 2; thence South 88°13’57” East along the North line of said Government Lot 2 a distance of 313.45 feet to the true point of beginning; thence South 02°40’29” West along an existing fence line and its Southerly extension a distance of 642.79 feet; thence South 88°13’57” East a distance of 681.43 feet to the West line of the East half of said Government Lot 2; thence North 02°03’24” East along said West line a distance of 642.72 feet to the North line of said Government Lot 2; thence North 88°13’57” West along said North line a distance of 674.74 feet to the true point of beginning;

Except the right-of-way for Halverstick Road No. 257, lying along the Northerly line thereof.

Situate in Whatcom County, Washington.

PARCEL C:

Government Lot 4 (the Northwest quarter of the Northwest quarter) in Section 6, Township 40 North, Range 4 East of W.M., excepting the East 20 acres thereof, and except right of way for Halverstick Road, lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL D:

The West half of the West half of the Southeast quarter of the Northeast quarter of Section 1, Township 40 North, Range 3 East of W.M.

Also Government Lots 1 and 2, except right of way for Halverstick Road, lying along the North line thereof;

Also the Southwest quarter of the Northeast quarter, except that portion of Government Lot 2, described as follows:

Beginning at the Northeast corner of Government Lot 2; thence West 161 feet to the true point of beginning; thence West 537 feet; thence South 140 feet; thence East 537 feet; thence North 140 feet to the true point of beginning.

Except the South half of the Southwest quarter of the Northeast quarter;

Except the Northeast quarter of the Southwest quarter of the Northeast quarter;

Except the Southeast quarter of the Northwest quarter of the Northeast quarter;

Also, except that portion of Government Lot 2, described as follows:

The West 600 feet of the North 363 feet of Government Lot 2:

Together with the South 200 feet of the South half of the Southwest quarter of the Northeast quarter;

And also except that portion of Government Lot 2 of Section 1, Township 40 North, Range 3 East of W.M., described as follows:

Beginning at the Northeast corner of said Government Lot 2; thence West 161 feet to the point of beginning; thence South 140 feet; thence West 268.5 feet; thence South 33 feet; thence East 304.5 feet; thence North 173 feet; thence West 36 feet to the true point of beginning.

All situate in Whatcom County, Washington.

PARCEL E:

The South half of the Southwest quarter of the Northeast quarter, except the South 200 feet.  Together with the Northeast quarter of the Southwest quarter of the Northeast quarter. Also together with the Southeast quarter of the Northwest quarter of the Northeast quarter.

Also the East half of Government Lot 3 and a tract 50 feet square in the Northeast corner of the South half of the Northwest quarter, all in Section 1, Township 40 North, Range 3 East of W.M.

Except that portion of the East half of Government Lot 3, described as follows:

The North 363 feet of the East half of Government Lot 3, less roads.

Situate in Whatcom County, Washington.

PARCEL F:

Beginning at the Northwest corner of the East half of the Northeast quarter of the Northwest quarter (also known as Government Lot 3) Section 6, Township 40 North, Range 4 East, W.M.; thence East 600 feet; thence South 363 feet; thence West 600 feet; thence North 363 feet to the point of beginning.

Except the right-of-way for Halverstick Road, lying along the Northerly line thereof.

Situate in Whatcom County, Washington.

PARCEL G:

The East 20 acres of Government Lot 4, except the West 165 feet of the East 330 feet of the Worth 264 feet thereof, in Section 6, Township 40 North, Range 4 East of W.M.

Except right of way for Halverstick Road, lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL H:

The West 16 feet of Government Lot 2 of Section 6, Township 40 North, Range 4 East of WM, except the right-of-way for Halverstick Road, lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL I:

The West 600 feet of the North 363 feet of Government Lot 2 of Section 1, Township 40 North, Range 3 East of W.M.;

Except the right-of-way for Halverstick Road, lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL J:

The North 363 feet of the East half of Government Lot 3 of Section 1, Township 40 North, Range 3 East of W.M.

Except the right-of-way for Halverstick Road, lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL K:

The West 165 feet of the East 330 feet of the North 264 feet of the East 20 acres of Government Lot 4, Section 6, Township 40 North, Range 4 East of W.M., Whatcom County, Washington, except right of way for Halverstick Road, lying along the Northerly line thereof.

Situate in Whatcom County, Washington.

PARCEL L:

The South 555 feet of the following described tract:

A tract of land situated in the Northeast quarter of the Northeast quarter of Section 3, Township 40 North, Range 3 East of W.M., described as follows:

Commencing at a point 40 feet of the Northwest corner of the Northeast quarter of the Northeast quarter of said Section 3; running thence East, a distance of 50 rods; thence South, a distance of 48 rods; thence West, a distance of 50 rods; thence North, a distance of 48 rods to the point of beginning.  Except right-of-way for Halverstick Road.

Situate in Whatcom County, Washington.

PARCEL M:

The East half of the Northeast quarter of Section 3, Township 40 North, Range 3 East of W.M.; Except the North 48 rods thereof; Except 40 feet of the West 50 rods thereof; And also except the South half of the Southeast quarter of the Northeast quarter thereof; And except right-of-way for Halverstick Road No. 419 lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL N:

The North 15 acres of the West 20 acres of the South half of the Southeast quarter of Section 9, Township 40 North, Range 3 East of W.M.; Except right-of-way for county road over the East 20 feet as conveyed to Whatcom County by deed recorded August 14, 1908, under Auditors File No. 123163; Except the right-of-way for East Badger Road lying along the Southerly line thereof.

Situate in Whatcom County, Washington.

PARCEL N-1:

An easement for ingress, egress and utilities as disclosed by that certain instrument recorded December 29, 1975. under Whatcom County Auditor’s File No. 1205059.

This easement is for the benefit of Parcel N alone.

Situate in Whatcom County, Washington.

PARCEL O:

The South half of the Northwest quarter of the Southeast quarter of Section 9, Township 40 North, Range 3 East of W.M.; Except right-of-way for county road over the South 40 feet conveyed to Whatcom County by deed recorded August 14, 1908, under Auditors File No. 123760.

Also, the Southwest quarter of the Southeast quarter, except the West 20 acres thereof; And the West half of the Southeast quarter of the Southeast quarter, except the East 3 acres of the Northwest quarter of the Southeast quarter of the Southeast quarter; And except the North 150 feet of the East 150 feet of the Southwest quarter of the Southeast quarter of the Southeast quarter; And except the East 16 feet of the Southwest quarter of the Southeast quarter of the Southeast quarter; And except right-of-way for East Badger Road No. 408 lying along the South line thereof.  All in said Section 9.

Situate in Whatcom County, Washington.

PARCEL P:

The West 10 acres of the following described tract:

The North half of the Northeast quarter of the Southeast quarter, and the North 30 feet of the South half of the Northeast quarter of the Southeast quarter of Section 9, Township 40 North, Range 3 East of W.M., also, excepting therefrom the right-of-way for Haveman Road lying along the Northerly line thereof.

Situate in Whatcom County, Washington.

PARCEL Q:

The North 150 feet of the East 150 feet of the Southwest quarter of the Southeast quarter of the Southeast quarter, and the East 16 feet of the Southwest quarter of the Southeast quarter of the Southeast quarter; Except right-of-way for East Badger Road No. 408 lying along the South line thereof, in Section 9, Township 40 North, Range 3 East of W.M. Except that portion conveyed to the State of Washington for highway purposes by deed recorded July 27, 1989, under Auditor’s File No. 1641973.

Situate in Whatcom County, Washington.

PARCEL R:

The South 203 feet of the Northeast quarter of the Southeast quarter of the Southeast quarter and the South 203 feet of the East 3 acres of the Northwest quarter of the Southeast quarter of the Southeast quarter, all in Section 9, Township 40 North, Range 3 East of W.M., except the East 450 feet thereof.

Situate in Whatcom County, Washington.

PARCEL S:

The Northeast quarter of the Southeast quarter of the Southeast quarter and the East 3 acres of the Northwest quarter of the Southeast quarter of the Southeast quarter, all in Section 9, Township 40 North, Range 3 East of W.M., excepting therefrom the South 203 feet of the Northeast quarter of the Southeast quarter of the Southeast quarter, and the South 203 feet of the East 3 acres of the Northwest quarter of the Southeast quarter of the Southeast quarter of said section. Except the East 450 feet thereof, Except the right-of-way for Line Road tying along the Easterly line thereof.

Situate in Whatcom County, Washington.

PARCEL S-1:

An easement for the perpetual benefit of the present and successive owners of the above-described property for ingress, egress and utilities over, under and across the following described property:

The North 60 feet of the East 450 feet of the following described property:

The Northeast quarter of the Southeast quarter of the Southeast quarter, and the East 3 acres of the Northwest quarter of the Southeast quarter of the Southeast quarter, all in Section 9, Township 40 North, Range 3 East of W.M., excepting therefrom the South 203 feet of the Northeast quarter of the Southeast quarter of the Southeast quarter, and the South 203 feet of the East 3 acres of the Northwest quarter of the Southeast quarter of the Southeast quarter of said section.  Except right-of-way for Line Road lying along the East line thereof.

Situate in Whatcom County, Washington.

PARCEL T:

That portion of the following described tract of land lying West of a line being a Northerly extension of the West line of the tract of land conveyed by deed recorded April 12, 1988, under Auditors File No. 1599600, more particularly described as follows:

The North half of the Northeast quarter of the Southeast quarter, and the North 30 feet of the South half of the Northeast quarter of the Southeast quarter of Section 9, Township 40 North, Range 3 East of W.M., excepting therefrom those parcels of land conveyed to deeds on May 11, 1972, April 29, 1977, February 20, 1980, March 13, 1986, and April 12, 1988, under Auditor’s File Nos. 1114731, 1250007, 1350015, 1531510 and 1599600, respectively.  Also excepting thereof the rights-of-way for Haveman Road lying along the Northerly line thereof, and Line Road lying along the Easterly line thereof. Also, except the West 10 acres thereof.

Situate in Whatcom County, Washington.

PARCEL U:

The Southeast quarter of the Southeast quarter of the Southeast quarter of Section 9, Township 40 North, Range 3 East of W.M., except right-of-way for East Badger Road No. 408 lying along the South line thereof, and except right-of-way for Line Road No. 149 lying along the East line thereof. Also, except those portions deeded to the State of Washington for highway purposes recorded June 27, 1989 under Auditor’s File Nos. 1641973 and 1641974, respectively.

Situate in Whatcom County, Washington.

PARCEL V:

Beginning at the Southwest corner of Section 10, Township 40 North, Range 3 East of W.M.; thence East 365 feet; thence North 600 feet; thence West 365 feet to the West section line; thence South 600 feet along the West section line to the point of beginning. Except the right-of-way for East Badger Road lying along the Southerly line thereof, and also except the right-of-way for Line Road lying along the Westerly line thereof.  Except that portion deeded to the State of Washington for road purposes by deed recorded April 18, 1989, under Whatcom County Auditor’s File No. 1634072.

Situate in Whatcom County, Washington.

PARCEL W:

The Northwest quarter of the Northwest quarter of the Southwest quarter and the South one-half of the Northwest quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., excluding that portion of the Northwest quarter of the Southwest quarter of that section described as follows:

Beginning at the Southwest corner of the Northwest quarter of the Southwest quarter; thence North along the West line, 899 feet, 4 inches East, parallel with the North section tine, 200.0 feet; thence South, parallel with the West section line, 339.4 feet; thence East, parallel with the North section line, 460.0 feet; thence North, parallel with the West section line, 100.0 feet; thence East, parallel with the North section line to the East line of the Northwest quarter of the

Southwest quarter; thence South along the East line of the Northwest quarter of the Southwest quarter to the Northeast corner of the Northwest quarter of the Southwest quarter; thence West along the South line of the Northwest quarter of the Southwest quarter to the point of beginning. Except the right-of-way of County Road 149 (commonly referred to as Line Road) lying along the West line thereof, and except the right-of-way of the County Road 649 (commonly referred to as Haveman Road) along the North line thereof. Except the West 200,0 feet of the North 220.0 feet thereof.

Situate in Whatcom County, Washington.

PARCEL X:

Beginning 365 feet East of the Southwest corner of Section 10, Township 40 North, Range 3 East, the true point of beginning; thence continuing East 600 feet; thence North 365 feet; thence West 600 feet; thence South 365 feet to the true point of beginning.  Except the right-of-way for East Badger Road lying along the Southerly line thereof.  Except that portion deeded to the State of Washington for road purposes by deed recorded April 18, 1989, under Whatcom County Auditor’s File No. I 634072.

Situate in Whatcom County, Washington.

PARCEL Y:

The Southwest quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., except the South 571.28 feet of the East 305.00 feet thereof. Except a tract beginning 365.00 feet East of the Southwest corner of said Section 10, the true point of beginning; thence continuing East 600.00 feet; thence North 365.00 feet; thence West 600.00 feet; thence South 365.00 feet to the true point of beginning. Also except a tract beginning at the Southwest corner of said Section 10; thence East 365.00 feet; thence North 600.00 feet; thence West 365.00 feet to the West section line; thence South 600.00 feet along the West section line to the point of beginning. And except right-of-way for East Badger Road lying along the Southerly line thereof, and also except the right-of-way for Line Road lying along the Westerly line thereof.

Situate in Whatcom County, Washington.

PARCEL Z:

The portion of the Northwest quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., described as follows:

Beginning at the Southwest corner of the Northwest quarter of the Southwest quarter of said section; thence North along the West line, 899 feet, 4 inches; thence East, parallel with the North line of said section, 200.0 feet; thence South, parallel with the West line of said section 339.4 feet; thence East, parallel with the North line of said section, 460.0 feet; thence North, parallel with the West line of said section, 100.0 feet; thence East, parallel with the North line of said section to the East line of the Northwest quarter of the Southwest quarter of said section; thence South along the East line of the Northwest quarter of the Southwest quarter to the Southeast corner of the Northwest quarter of the Southwest quarter of said section; thence West along the South line of the Northwest quarter of the Southwest quarter to the true point of beginning. Except the South 264.0 feet of the West 160.0 feet of the Southwest quarter of the Northwest quarter of the Southwest quarter of said Section 10; and except the North 335 feet, 4 inches of the South 599 feet, 4 inches of the West 130.0 feet of the Southwest quarter of the Northwest quarter of the Southwest quarter of said Section 10; and except right-of-way for Line Road No. 149 lying along the West line thereof; and except right-of-way for Haveman Road No. 649 lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL AA:

The Northeast quarter of the Northwest quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., except right-of-way for Haveman Road (County Road No. 649) lying along the North line thereof.

Situate in Whatcom County, Washington.

PARCEL BB:

The South 571.28 feet of the East 305.00 feet of the Southwest quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., except right-of-way for East Badger Road lying along the South line thereof, and except the South 325.00 feet thereof.

Situate in Whatcom County, Washington.

PARCEL CC:

The West half of the East half of the Southeast quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., also the West half of the Southeast quarter of the Southwest quarter of said Section 10; except the South 325 feet of the West 400 feet thereof; also, except a tract beginning 400 feet East of the Southwest corner of the Southeast quarter of the Southwest quarter of said Section 10, the true point of beginning; thence North 400 feet; thence East 625 feet, more or less, to the East line of the West half of the East half of the Southeast quarter of the Southwest quarter; thence South 400 feet; thence West 625 feet, more or less, to the point of beginning.  All except East Badger Road lying along the Southerly line thereof.

Situate in Whatcom County, Washington.

PARCEL DD:

Beginning 400 feet East of the Southwest corner of the Southeast quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., the true point of beginning; thence North 400 feet; thence East 625 feet, more or less, to the East line of the West half of the East half of the Southeast quarter of the Southwest quarter; thence South 400 feet; thence West 625 feet, more or less, to the point of beginning. Except the right-of-way for East Badger Road lying along the Southerly line thereof.

Situate in Whatcom County, Washington.

PARCEL EE:

The Northeast quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., except the North 5 rods of the East 16 rods of the Northeast quarter of the Southwest quarter of said Section 10, and except right-of-way for Haveman Road No. 649 lying along the Northerly line thereof, and except right-of-way for Northwood Road (County Road No. 185) lying along the Easterly line thereof.

Situate in Whatcom County, Washington.

PARCEL FF:

The North 5 rods of the East 16 rods of the Northeast quarter of the Southwest quarter of Section 10, Township 40 North, Range 3 East of W.M., and except right-of-way for Haveman Road No. 649 lying along the North line thereof, and except right-of-way for Northwood Road (County Road No. 185) lying along the Easterly line thereof.

Situate in Whatcom County, Washington.

PARCEL GG:

Government Lot 3, except the South 366 feet of the West 165 feet thereof, Section 33, Township 41 North, Range 3 East of W.M., except East Boundary Road lying along the Northerly line thereof, and except right-of-way for Assink Road lying along the Easterly line thereof.

Also except the following described tract:

Beginning at the Northwest corner of said Government Lot 3; thence South 327 feet, more or less, to the North line of the South 366 feet of said Government Lot 3; thence East 165 feet; thence South 23 feet; thence East 497 feet; thence North 350 feet, more or less, to the North line of said Government Lot 3; thence West to the point of beginning.

Together with the Northeast quarter of the Southwest quarter (except the West 10 rods thereof), in Section 33, except right-of-way for Assink Road.

Situate in Whatcom County, Washington.

PARCEL GG-1:

A perpetual non-exclusive easement for the existing poles and overhead power lines now in place (and the right to enter the premises for maintenance, repair and replacement of the same) under, over, through and across the property described as follows:

The West 70 feet of the East 110 feet of a tract of land described as follows:

Beginning at the Northwest corner of Government Lot 3 of Section 33, Township 41 North, Range 3 East of W.M.; thence South 327 feet, more or less, to the North line of the South 386 feet of said Government Lot 3; thence East 165 feet; thence South 23 feet; thence East 497 feet; thence North 350 feet, more or less, to the North line of said Government Lot 3; thence West to the point of beginning.

The easement is for the benefit of Parcel GG above.

Situate in Whatcom County, Washington.

PARCEL GG-2:

An easement, 15 feet in width, for the purposes of installing, utilizing and maintaining a pressurized underground pipeline as disclosed by that certain instrument recorded January 10, 2003, under Whatcom

County Auditor’s File No.2030101660.

The easement is for the benefit of Parcel GG above.

Situate in Whatcom County, Washington.

PARCEL HH:

Government Lots Sand 6 of Section 31, Township 41 North, Range 4 East of the Willamette Meridian, except that portion thereof lying within Holmquist Road and Halverstick Road;

Also, except that portion of Government Lots 5 and 6, described as follows:

The West 363 feet of Government Lots 5 and 6, except the South 1200 feet thereof;

And except that portion lying North of the South line of Judson Lake; less roads;

Also, except that portion of Government Lot 6, described as follows:

The West 353 feet of the South 600 feet; less roads;

Also, except that portion of Government Lot 6, described as follows:

The West 363 feet of the South 1200 feet of Government Lot 6, except the South 600 feet thereof;

less roads;

Situate in Whatcom County, Washington.

PARCEL II:

The West 363 feet of Government Lots 5 and 6 of Section 31, Township 41 North, Range 4 East of W.M.;

Except the South 1200 feet thereof;

And except that portion lying North of the South line of Judson Lake: less roads. Situate in Whatcom County, Washington.

PARCEL JJ:

The West 363 feet of the South 600 feet of Government Lot 6 of Section 31, Township 41 North, Range 4 East of W,M.; Less roads;

Situate in Whatcom County, Washington.

PARCEL KK:

The West 363 feet of the South 1200 feet of Government Lot 6 of Section 31, Township 41 North, Range 4 East of W.M.;

Except the South 600 feet thereof; Less roads;

Situate in Whatcom County, Washington.

Parcel LL:

Government Lot 2, except the South 49 1/2 feet thereof of Section 4, Township 40 North, Range 3 East of W.M.;

Except right of way for Assink Road lying along the West line thereof;

Also

Government Lot 3, Section 4, Township 40 North, Range 3 East of W.M., EXCEPT 30 feet off the East side deeded to Whatcom County for road; except Assink Road.

Situate in Whatcom County, Washington.

Parcel MM:

The Northeast quarter of the Northeast quarter of Section 9, Township 40 North, Range 3 East of W.M., except therefrom the South half of the Southwest quarter of the Northeast quarter of the Northeast quarter of said Section 9 and excepting therefrom the South half of the Southeast quarter of the Northeast quarter of the Northeast quarter of Section 9, Township 40 North, Range 3 East of W.M., except Pangborn Road.

Situate in Whatcom County, Washington.

Street Address of Property

1270 East Badger Road

Lynden, Washington